EXHIBIT 24
APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Zvi Yaniv
Dr. Zvi Yaniv

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Robert Ronstadt
Dr. Robert Ronstadt

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Howard G. Westerman, Jr.
Howard G. Westerman, Jr.

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Patrick V. Stark
Patrick V. Stark

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Tracy K. Bramlett
Tracy K. Bramlett

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Ronald J. Berman
Ronald J. Berman

APPLIED NANOTECH HOLDINGS, INC.
POWER OF ATTORNEY

APPLIED NANOTECH HOLDINGS, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Applied Nanotech Holdings, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 25th day of February, 2009.

/s/ Clinton J. Everton
Clinton J. Everton